UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08191

Name of Fund:	Bullfinch Fund, Inc.

Fund Address:	3909 Rush Mendon Road
Mendon, New York 14506

Name and address of agent for service:	Christopher Carosa, President,
Bullfinch Fund, Inc., 3909 Rush Mendon Road,
Mendon, New York 14506
Mailing address: 3909 Rush Mendon Road
Mendon, New York 14506

Registrant’s telephone number, including area code:	(585) 624-3150

Date of fiscal year end:	10/31/21

Date of reporting period:	11/01/20 - 10/31/21

Item 1 - Attach shareholder report

Item 2 -	CODE OF ETHICS.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, its principal financial officer, principal accounting officer, controller, as well as any other officers and persons providing similar functions. This code of ethics is included as Exhibit 11(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the code of ethics

(c)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics were granted.

Item 3 -	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors determined that the registrant does not have an Audit Committee member who possesses all of the attributes required to be an “audit committee financial expert” as defined in instruction 2(b) of Item 3 of Form N-CSR. It was the consensus of the board that, although no one individual Audit Committee member meets the technical definition of an audit committee financial expert, the Committee has sufficient expertise collectively among its members to effectively discharge its duties and that the Committee will engage additional expertise if needed.

Item 4 -	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant. Since the accounting fees were approved by the Board of Directors in total, the principal accountant has provided an estimate of the split between audit and preparation of the tax filings.

	10/31/2021	10/31/2020

Audit Fees	$14,950	$14,100

Audit-Related Fees	$0	$0
Tax Fees	$2,100	$2,100
All Other Fees	$0	$0

The Audit Committee of the registrant’s Board of Directors recommends a principal accountant to perform audit services for the registrant. Each year, the registrant’s Board of Directors vote to approve or disapprove the principal accountant recommended by the Audit Committee for the following year’s accounting work.

Item 5 -	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

Item 6 -	INVESTMENTS

Item 6(a)	-The list of investments is included in the shareholder report.

Item 6(b)	-Not applicable.

Item 7 -	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 8 -	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 9 -	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

Item 11(a) -	The registrant’s principal executive and principal financial officer has determined that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on the evaluation of these controls and procedures are effective as of a date within 90 days prior to the filing date of this report.

Item 11(b) -	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 -	EXHIBITS.

(a)(1)	Code of Ethics - (incorporated by reference to Bullfinch Fund, Inc.; 333-26321; 811-08191; Form N-1A filed on October 30, 2002 with Accession Number 0001038199-02-000005).

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bullfinch Fund, Inc.

By:	/s/ Christopher Carosa
Christopher Carosa,
President of Bullfinch Fund, Inc.

Date: December 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher Carosa
Christopher Carosa,
President of Bullfinch Fund, Inc.

Date: December 22, 2021

BULLFINCH FUND, INC.

3909 Rush Mendon Road

Mendon, New York 14506

(585) 624-3150

1-888-BULLFINCH

(1-888-285-5346)

Annual Report

October 31, 2021

1

Management’s Discussion of Fund Performance

December 10, 2021

Dear Fellow Shareholders:

We are very proud to present the October 2021 Annual Report of Bullfinch Fund, Inc. This report contains the audited financial statements for both the Unrestricted Series and the Greater Western New York Series.

The markets over the past year continued their recovery that began in the second (calendar) quarter of 2020, with small cap stocks taking the lead for the first time in a long time. Things began to stall in the third quarter of this year as it became evident the inflation was not going to be “transitory.”

For all this good news, we continue to see evidence the markets have not learned the lessons of March 2020. After the close of our fiscal year (October 31), we saw in November a brief but dramatic scare caused by the initial reports of the Covid Omicron Variant. Things have reversed since, but it just goes to show how antsy the markets are right now. Despite this, the year-over-year return numbers remain impressive.

In the Unrestricted Series, the top performing stocks included Zumiez, Inc. (which more than doubled over the past year), General Electric, and Oracle. Among the laggards were Verizon and Viatris, the only stocks which were negative for the year. All but two of the remaining stocks were up double digits.

During the fiscal year, in the Greater Western New York Series, Manning & Napier and Astronics led the way (both of which more than doubled), followed by General Electric and IEC Electronics. Verizon and Graham were the only holdings with a negative return for the year. All but three of the remaining stocks were up double digits.

For those old enough to remember, there’s an eerie feeling that we’re entering the economic version of “That 70s Show.” The return of inflation is only the beginning, as the Federal Reserve has indicated it may soon start raising rates. Masking this is the appearance that the economy is growing. It is, but the growth comes off of historically low comparisons following the worst of the Pandemic.

Still, there is hope, for while the economy of the 1970s is more infamously known for stagflation, it was also a time when stock pickers who focused on value stocks did well. That bodes well for our shareholders.

On the other hand, there are forces that exist today that weren’t around, or at least very significant, in the 1970s. For one thing, the size of today’s index funds may be so large that they are skewing fundamental analysis. In addition, various investing fads and marketing movements (e.g., “meme” stocks and ESG) have all but ignored serious fundamental analysis for other priorities.

These new factors have introduced more market uncertainty in an already uncertain economic climate.

Leave it to us to be concerned, however, not you. It’s our job to continuously monitor these things and mine the data to discover undiscovered opportunities.

We wish to thank our shareholders for expressing their confidence in us and wish you continued good fortune.

Best Regards,

Bullfinch Fund, Inc.

Christopher Carosa, CTFA

President

2

BULLFINCH FUND INC.

PERFORMANCE SUMMARY

The graph below represents the changes in value for an initial $10,000 investment in the BULLFINCH Fund from 10/31/11 to 10/31/21. These changes are then compared to a $10,000 investment in the Value Line Geometric Index. The Value LINE Geometric Index (VLG) is an unmanaged index of between 1,600 and 1,700 stocks. Value Line states “The VLG was intended to provide a rough approximation of how the median stock in the Value Line Universe performed. The VLG also has appeal to institutional investors as a proxy for the so-called ‘multi-cap’ market because it includes large cap, mid cap and small cap stocks alike.” The Fund feels it is an appropriate benchmark because the Fund’s portfolios are multi-cap portfolios. The Fund’s returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Bullfinch Fund Inc.	Value Line	Bullfinch Fund Inc.	Value Line
Unrestricted Series (Solid) vs. Geometric Index (Dashed)		Greater WNY Series (Solid) vs. Geometric Index (Dashed)

Year ending 10/11 10/12 10/13 10/14 10/15 10/16 10/17 10/18 10/19 10/20 10/21		Year ending 10/11 10/12 10/13 10/14 10/15 10/16 10/17 10/18 10/19 10/20 10/21

Annualized			Annualized
Returns Ending	Bullfinch Fund Inc.	Value Line	Returns Ending	Bullfinch Fund Inc.	Value Line
10/31/2021	Unrestricted Series	Geometric Index	10/31/2021	Greater WNY Series	Geometric Index

One – Year	+30.34%	+45.68%	One – Year	+31.73%	+45.68%
Five – Year	+9.36%	+7.65%	Five – Year	+6.80%	+7.65%
Ten – Year	+10.44%	+8.47%	Ten – Year	+7.94%	+8.47%

3

UNRESTRICTED SERIES

(A Series Within Bullfinch Fund, Inc.)

FINANCIAL STATEMENTS AS OF OCTOBER 31, 2021

TOGETHER WITH INDEPENDENT AUDITORS’ REPORT

DeJoy, Knauf & Blood, LLP

Certified Public Accountants

280 East Broad Street, Suite 300

Rochester, NY 14604

Tel 585-546-1840

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To	the Board of Directors and
Shareholders of
Bullfinch Fund, Inc. - Unrestricted Series:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Bullfinch Fund, Inc. - Unrestricted Series (one of the series constituting the Bullfinch Fund, Inc. [the “Fund”]) as of October 31, 2021, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”), and the financial highlights for each of the five years in the period then ended.

In our opinion, the financial statements present fairly, in all material respects, the financial position of Bullfinch Fund, Inc. - Unrestricted Series as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ DeJoy, Knauf & Blood, LLP

We have served as the auditor of Bullfinch Fund, Inc. - Unrestricted Series since 2016.

Rochester, New York

December 22, 2021.

4

UNRESTRICTED SERIES

(A SERIES WITHIN THE BULLFINCH FUND, INC.)

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

ASSETS

Investments in Securities, at Fair Value, Identified Cost of $5,917,493	$11,931,766

Cash & Cash Equivalents	501,516

Accrued Interest and Dividends	18,606

Prepaid Expenses	242

Total Assets	$12,452,130

LIABILITIES AND NET ASSETS

LIABILITIES

Accrued Expenses	$15,345

Due to Investment Adviser 10,593

NET ASSETS

Net Assets (Equivalent to $25.85 per share based on 480,630.950 shares of stock outstanding)	12,426,192

Total Liabilities and Net Assets	$12,452,130

COMPOSITION OF NET ASSETS

Shares of Common Stock - Par Value $.01; 480,630.950 Shares Outstanding	$6,973,253

Accumulated Net Investment Loss & Realized Loss from Security Transactions	(561,334)
Net Unrealized Appreciation on Investments	6,014,273

Net Assets at October 31, 2021	$12,426,192

The accompanying notes are an integral part of these financial statements.

5

UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES OCTOBER 31, 2021

		Historical	Fair
	Shares	Cost	Value
Level 1 - Common Stocks – 85.51%

*ASTERISK DENOTES A NON INCOME PRODUCING SECURITY

Computers - Software – 15.87%
Adobe Inc.*	1,100	28,660	715,396
Microsoft Corp.	2,200	50,534	729,564
Oracle Corp.	5,500	56,122	527,670
		135,316	1,972,630

Medical Products and Supplies - 14.72%
Bristol-Myers Squibb Co.	7,100	359,371	414,640
Edwards Lifesciences*	8,250	108,269	988,515
Johnson & Johnson	2,400	136,714	390,912
Medtronic PLC	300	22,701	35,958
		627,055	1,830,025
Insurance – 7.69%
Arthur J Gallagher & Co	5,700	138,298	955,719

Electrical Equipment - 5.46%
Corning Inc.	7,300	66,773	259,661
General Electric Co.	4,000	617,355	419,480
		684,128	679,141

Building & Related – 5.12%
Meritage Homes Corp.*	5,850	246,488	635,954

Computers - Networking - 4.82%
Cisco Systems, Inc.	10,700	160,238	598,879

Commercial Services - 4.71%
Paychex, Inc.	4,750	130,496	585,580

Retail – Specialty – 3.76%
CVS Health Corp.	3,050	170,752	272,304
Zumiez Inc.*	4,800	105,530	195,360
		276,282	467,664
Semiconductors - 3.20%
Intel Corp.	5,000	85,564	245,000
Xperi Holding Corp.	8,550	198,390	153,216
		283,954	398,216

Steel – 2.82%
Reliance Steel & Aluminum Co.	2,400	184,673	350,784

		Historical	Fair
	Shares	Cost	Value

Level 1 - Common Stocks – 85.51%

Tobacco Products – 2.82%
Universal Corp.	7,450	297,131	350,150

Telecommunications – 2.47%
AT&T Inc.	4,400	158,437	111,144
Verizon Communications, Inc	3,700	180,520	196,063
		338,957	307,207

Retail - General – 2.36%
Amazon.com Inc.*	87	159,645	293,401

Utilities – Natural Resources – 2.10%
Consolidated Water Co. Ltd.	23,500	276,520	261,085

Biotech – 2.09%
Meridian Bioscience Inc.*	13,800	249,015	259,578

Industrial Services – 1.88%
Expeditors Int’l Washington	1,900	61,567	234,194

Computers - Hardware – 1.68%
Western Digital Corp.*	4,000	187,535	209,160

Aerospace – 1.25%
AAR Corporation*	4,400	83,191	155,628

Pharmaceuticals -0.57%
Viatris Inc.	5,350	83,781	71,422

Railroads -0.12%
Wabtec Corp.	171	13,348	15,515

Total Investments in Common Stocks		4,617,618	10,631,932

Level 1 – Cash & Equivalents – 4.03%
Schwab Bank - 4.03%		501,516	501,516
Bank Sweep Interest Rate .01%

Level 2 – Short Term Instruments – 10.46%
US Treasury Bill – 10.46%		1,299,875	1,299,834
Due 01/11/22 0.00%

Total Invested Assets		$6,419,009	$12,433,282

The accompanying notes are an integral part of these financial statements.

6

UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES OCTOBER 31, 2021

Table of Industries

Industry	Fair Value	Percent

Aerospace	$155,628	1.25%
Biotech	$259,578	2.09%
Building & Related	$635,954	5.12%
Commercial Services	$585,580	4.71%
Computers – Hardware	$209,160	1.68%
Computers – Networking	$598,879	4.82%
Computers – Software	$1,972,630	15.87%
Electrical Equipment	$679,141	5.46%
Industrial Services	$234,194	1.88%
Insurance	$955,719	7.69%
Medical Products & Supplies	$1,830,025	14.72%
Pharmaceuticals	$71,422	0.57%
Railroads	$15,515	0.12%
Retail- General	$293,401	2.36%
Retail – Specialty	$467,664	3.76%
Semiconductors	$398,216	3.20%
Steel	$350,784	2.82%
Telecommunications	$307,207	2.47%
Tobacco Products	$350,150	2.82%
Utilities – Natural Resources	$261,085	2.10%
Total Equities	$10,631,932	85.51%

Cash & Equivalents	$501,516	4.03%
(Bank Sweep Interest Rate .01%)

US Treasury Bill (Due 01/11/22 0.00%)	$1,299,834	10.46%

Total Invested Assets	$12,433,282	100.00%

The accompanying notes are an integral part of these financial statements.

7

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2021

INVESTMENT INCOME:
Dividend and Interest Income	$157,748

EXPENSES:
Investment Adviser Fees	121,125
Legal and Professional	20,757
D&O/E&O	8,443
Custodian Fees	3,645
Dues & Subscriptions	2,248
Registration Fees	1,608
Fidelity Bond	1,188
Director’s Fees	1,150
State Income Taxes	175
Telephone	100
Licenses & Permits	4
Total expense	160,443
Net investment loss	(2,695)
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Realized loss from securities transactions	(106,683)
Change in unrealized appreciation	3,112,897
Net gain on investments	3,006,214
CHANGE IN NET ASSETS FROM OPERATIONS	$3,003,519

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2021 AND 2020

	October	October
	2021	2020
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(2,695)	$22,166
Net realized (loss) from security transactions	(106,683)	(22,176)
Net change in unrealized appreciation (depreciation) of investments	3,112,897	(567,300)
Increase (decrease) in net assets from operations	3,003,519	(567,310)

DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of capital gains	(629)	0
Distribution of ordinary income	(22,165)	(58,749)
Decrease in net assets from distributions to shareholders	(22,794)	(58,749)

CAPITAL SHARE TRANSACTIONS:
Shares Sold	107,193	230,127
Reinvestment of distributions to shareholders	22,794	58,749
Shares Redeemed	(685,365)	(76,588)
Increase (decrease) in net assets from capital share transactions	(555,378)	212,288
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,425,347	(413,771)

NET ASSETS:
Beginning of year	10,000,845	10,414,616
End of year	$12,426,192	$10,000,845

The accompanying notes are an integral part of these financial statements.

8

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.) FINANCIAL HIGHLIGHTS (PER SHARE DATA FOR A SHARE OUTSTANDING) FOR THE YEARS ENDED OCTOBER 31, 2021, 2020, 2019, 2018 AND 2017

	October	October	October	October	October
	2021	2020	2019	2018	2017

NET ASSET VALUE, beginning of year	$19.88	$21.20	$19.59	$20.78	$20.29

INCOME FROM INVESTMENT OPERATIONS
Net investment income	(0.01)	0.04	0.12	0.11	0.05
Net gain on securities
both realized and unrealized	6.03	(1.24)	2.46	0.02	2.07
Total from investment operations	6.02	(1.20)	2.58	0.13	2.12

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distribution of capital gains	(0.01)	0.00	(0.87)	(1.27)	(1.60)
Distribution of ordinary income	(0.04)	(0.12)	(0.10)	(0.05)	(0.03)
Total stock dividend distributions	(0.05)	(0.12)	(0.97)	(1.32)	(1.63)

NET ASSET VALUE, end of year	$25.85	$19.88	$21.20	$19.59	$20.78

NET ASSETS*, end of year	$12,426,192	$10,000,845	$10,414,616	$9,129,793	$8,857,939

*Rounded

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS (RATIOS AND SUPPLEMENTAL DATA)

FOR THE YEARS ENDED OCTOBER 31, 2021, 2020, 2019, 2018 AND 2017

	October	October	October	October	October
	2021	2020	2019	2018	2017
RATIO OF EXPENSES
TO AVERAGE NET ASSETS*	1.37%	1.43%	1.50%	1.49%	1.51%
RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS*	(0.02)%	0.22%	0.61%	0.53%	0.24%
PORTFOLIO TURNOVER RATE*	0.71%	5.94%	16.04%	11.41%	10.72%
TOTAL RETURN	30.34%	(5.71)%	14.23%	0.45%	10.92%

* Per share amounts calculated using the average shares method

The accompanying notes are an integral part of these financial highlights.

9

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2021

NOTE A - SCOPE OF BUSINESS

The Unrestricted Series (the “Series”) is a series within the Bullfinch Fund, Inc. (the “Fund”), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Unrestricted Series, the Fund also offers the Greater Western New York Series.

The investment objective of the Series is to seek conservative long-term growth in capital. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standard Codification 946, Financial Services – Investment Companies.

Fair Value Measurements – ASC 820-10 establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Equivalents- Cash consists of amounts deposited in a bank sweep account and is federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value. The treasury bill is valued based on the rates currently offered for treasury bills of similar maturities.

10

ASSETS AT FAIR VALUE AS OF:

	10/31/21
	LEVEL 1	LEVEL 2
COMMON STOCKS	$10,631,932	$-
CASH & EQUIVALENTS	$501,516	$-
TREASURY BILL	$-	$1,299,834
TOTALS BY LEVEL	$11,133,448	$1,299,834

In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the SEC or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the Adviser. In performing its fair value pricing, the Adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the Adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

Series Allocations - Common expenses of the Fund are evenly split between the two series of the Fund unless the Board of Directors approves an alternative allocation of expenses based on management’s estimate.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The Series’ tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitation which is generally three years after the filing of the tax return.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The Series made a distribution of its ordinary income of $58,749 to its shareholders on December 27, 2019, in the form of stock dividends equal to 2,716.023 shares of stock. The Series made a distribution of its ordinary income of $22,165 to its shareholders on December 28, 2020, in the form of stock dividends equal to 986.224 shares of stock. The Series made a distribution of its short term capital gains of $629 to its shareholders on December 28, 2020, in the form of stock dividends equal to 27.978 shares of stock.

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Series may include a return of capital that is estimated by management. Such amounts are recorded as reduction of the cost of investments or reclassified to capital gains.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 22, 2021, the date of issuance of these financial statements.

11

NOTE C – INVESTMENTS

For the year ended October 31, 2021, the Series purchased $83,781 of common stock. During the same period, the Series purchased $1,299,875 in Treasury Bills. During the same period, the Series redeemed $280,685 of common stock. During the same period, the Series redeemed $1,800,000 in Treasury Bills.

At October 31, 2021, the gross unrealized appreciation for all securities totaled $6,336,713 and the gross unrealized depreciation for all securities totaled $322,440 or a net unrealized appreciation of $6,014,273. The aggregate cost of securities for federal income tax purposes at October 31, 2021 was $5,917,493.

NOTE D – RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund’s board of directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund’s board of directors, is responsible for the day-to-day management of the Fund’s portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund.

Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the year ended October 31, 2021, the Fund paid investment adviser fees of $121,125.

As of October 31, 2021, the Fund had $10,593 included in liabilities, as owed to Carosa Stanton Asset Management, LLC.

Certain officers of the Fund are also officers of Carosa Stanton Asset Management.

NOTE E – REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per quarter. They may be reimbursed for travel expenses.

NOTE F – COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund’s officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.

NOTE G - CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

	Shares	Amount

Balance at October 31, 2019	491,208.493	$7,316,343

Shares sold during 2020	12,819.512	230,127
Shares redeemed during 2020	(3,678.033)	(76,588)
Reinvestment of Distributions, December 27, 2019	2,716.023	58,749
Balance at October 31, 2020	503,065.995	$7,528,631

Shares sold during 2021	4,364.206	107,193
Shares redeemed during 2021	(27,813.453)	(685,365)
Reinvestment of Distributions, December 28, 2020	1,014.202	22,794
Balance at October 31, 2021	480,630.950	$6,973,253

12

GREATER WESTERN NEW YORK SERIES (A Series Within Bullfinch Fund, Inc.)

FINANCIAL STATEMENTS AS OF OCTOBER 31, 2021

TOGETHER WITH INDEPENDENT AUDITORS’ REPORT

DeJoy, Knauf & Blood, LLP

Certified Public Accountants

280 East Broad Street, Suite 300

Rochester, NY 14604

Tel 585-546-1840

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Shareholders of

Bullfinch Fund, Inc. - Greater Western New York Series:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Bullfinch Fund, Inc. - Greater Western New York Series (one of the series constituting the Bullfinch Fund, Inc. [the “Fund”]) as of October 31, 2021, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”), and the financial highlights for each of the five years in the period then ended.

In our opinion, the financial statements present fairly, in all material respects, the financial position of Bullfinch Fund, Inc. - Greater Western New York Series as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ DeJoy, Knauf & Blood, LLP

We have served as the auditor of Bullfinch Fund, Inc. - Greater Western New York Series since 2016.

Rochester, New York

December 22, 2021.

13

GREATER WESTERN NEW YORK SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

ASSETS

Investments in Securities, at Fair Value, Identified Cost of $1,191,598	$2,360,842

Cash and Cash Equivalents	98,396

Accrued Interest and Dividends	2,537

Prepaid Expenses	185

Total Assets	$2,461,960

LIABILITIES AND NET ASSETS

LIABILITIES

Accrued Expenses	$1,705

Due to Investment Adviser	2,324

NET ASSETS

Net Assets (Equivalent to $25.09 per share based on 97,954.831 shares of stock outstanding)	2,457,931

Total Liabilities and Net Assets	$2,461,960

COMPOSITION OF NET ASSETS

Shares of Common Stock - Par Value $.01; 97,954.831 Shares Outstanding	$1,404,708

Accumulated Net Investment Loss & Realized Loss from Security Transactions	(116,021)

Net Unrealized Appreciation on Investments	1,169,244

Net Assets at October 31, 2021	$2,457,931

The accompanying notes are an integral part of these financial statements.

14

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES OCTOBER 31, 2021

	Historical		Fair
	Shares	Cost	Value
Level 1 Common Stocks – 81.77%

*ASTERISK DENOTES A NON INCOME PRODUCING SECURITY
Electrical Equipment - 11.21%
Corning, Inc.	2,200	26,502	78,254
General Electric Co.	843	132,940	88,405
Ultralife Corp.*	17,400	65,037	108,924
		224,479	275,583
Banking & Finance – 10.82%
Community Bank System	1,200	23,452	86,004
M&T Bank Corp.	300	29,839	44,136
Manning & Napier Inc.	14,100	66,903	136,065
		120,194	266,205
Aerospace - 9.55%
L3Harris Technologies Inc.	500	24,989	115,270
Moog, Inc. Class A	637	15,976	48,113
Northrop Grumman Corp.	200	2,294	71,444
		43,259	234,827
Medical Products & Supplies – 8.49%
Bristol-Myers Squibb Co.	1,150	29,276	67,160
Integer Holdings Corp*	850	17,417	76,517
Johnson & Johnson	400	22,617	65,152
		69,310	208,829
Steel – 5.30%
Gilbraltar Industries Inc.*	2,000	25,111	130,320

Real Estate & Related - 4.90%
Life Storage Inc.	900	21,318	120,429

Commercial Services – 4.89%
Paychex, Inc.	975	25,852	120,198

Electronics Components – 3.67%
Astronics Corp. Class A*	7,000	40,691	90,300

Foods & Beverages – 3.53%
Constellation Brands, Inc. Class A	400	2,509	86,724

Computers - Software – 3.51%
Oracle Corp.	900	12,070	86,346

Utilities - Natural Resources - 2.92%
National Fuel Gas Co.	1,250	50,833	71,788

	Historical		Fair
	Shares	Cost	Value
Level 1 Common Stocks – 81.77%

Automotive – 2.64%
Monro Inc.	1,050	12,443	64,848

Telecommunications - 2.48%
AT&T Inc.	950	33,705	23,997
Verizon Communications Inc.	700	34,210	37,093
		67,915	61,090
Retail - Specialty – 2.18%
CVS Health Corp.	600	33,591	53,568

Airlines - 2.02%
Southwest Airlines Co.*	1,050	19,813	49,644

Computers - Services – 1.89%
Computer Task Group, Inc.*	6,000	33,877	46,560

Metal Fabrication & Hardware – 0.72%
Graham Corp.	1,400	15,140	17,794

Instruments – 0.43%
Taylor Devices Inc.*	877	4,394	10,480

Office Equipment – 0.25%
Xerox Holdings Corp	350	12,742	6,230

Machinery – 0.19%
Columbus McKinnon Corp.	100	2,344	4,727

Railroads - 0.13%
Wabtec Corporation	36	2,810	3,266

Industrial Materials - 0.05%
Servotronics, Inc. *	100	937	1,131

Total Investments in Securities		841,632	2,010,887

Level 1 – Cash & Equivalents – 4.00%
Schwab Bank – 4.00%		98,396	98,396
Bank Sweep Interest Rate .01%

Level 2 – Short Term Instruments – 14.23%
US Treasury Bill – 14.23%		349,966	349,955
Due 01/11/22 0.00%

Total Invested Assets		$1,289,994	$2,459,238

The accompanying notes are an integral part of these financial statements.

15

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES OCTOBER 31, 2021

Table of Industries

Industry	Fair Value	Percent

Aerospace	$234,827	9.55%
Airlines	$49,644	2.02%
Automotive	$64,848	2.64%
Banking & Finance	$266,205	10.82%
Commercial Services	$120,198	4.89%
Computers – Services	$46,560	1.89%
Computers – Software	$86,346	3.51%
Electrical Equipment	$275,583	11.21%
Electronics Components	$90,300	3.67%
Foods & Beverages	$86,724	3.53%
Industrial Materials	$1,131	0.05%
Instruments	$10,480	0.43%
Machinery	$4,727	0.19%
Medical Products & Supplies	$208,829	8.49%
Metal Fabrication & Hardware	$17,794	0.72%
Office Equipment	$6,230	0.25%
Railroads	$3,266	0.13%
Real Estate & Related	$120,429	4.90%
Retail – Specialty	$53,568	2.18%
Steel	$130,320	5.30%
Telecommunications	$61,090	2.48%
Utilities – Natural Resources	$71,788	2.92%
Total Equities	$2,010,887	81.77%

Cash & Equivalents	$98,396	4.00%
(Bank Sweep Interest Rate .01%)

US Treasury Bill (Due 01/11/22 0.00%)	$349,955	14.23%

Total Invested Assets	$2,459,238	100.00%

The accompanying notes are an integral part of these financial statements.

16

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2021

INVESTMENT INCOME:
Dividend and Interest Income	$30,464

EXPENSES:
Investment Adviser Fees	26,385
Legal and Professional	2,293
Registration Fees	1,689
Dues and Subscriptions	1,502
Custodian Fees	1,200
Director’s Fees	1,150
D&O/E&O	938
State Taxes	175
Fidelity Bond	132
Telephone	100
Licenses & Permits	4
Total expense	35,568
Net investment loss	(5,104)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain from securities transactions	62,800
Change in unrealized appreciation	526,156
Net loss on investments	588,956
CHANGE IN NET ASSETS FROM OPERATIONS	$583,852

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2021 AND 2020

	October 2021	October 2020
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment gain (loss)	$(5,104)	$662
Net realized gain from security transactions	62,800	118,270
Net change in unrealized appreciation (depreciation) of investments	526,156	(394,217)
Change in net assets from operations	583,852	(275,285)

DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of capital gains	(118,270)	0
Distribution of ordinary income	(662)	(2,444)
Decrease in net assets from distributions to shareholders	(118,932)	(2,444)

CAPITAL SHARE TRANSACTIONS:
Shares Sold	29,989	35,255
Reinvestment of distributions to shareholders	118,932	2,444
Shares Redeemed	0	0
Increase in net assets from capital share transactions	148,921	37,699
TOTAL INCREASE (DECREASE) IN NET ASSETS	613,841	(240,030)
NET ASSETS:
Beginning of year	1,844,090	2,084,120
End of year	$2,457,931	$1,844,090

The accompanying notes are an integral part of these financial statements.

17

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)
FINANCIAL HIGHLIGHTS (PER SHARE DATA FOR A SHARE OUTSTANDING)
FOR THE YEARS ENDED OCTOBER 31, 2021, 2020, 2019, 2018 AND 2017

	October	October	October	October	October
	2021	2020	2019	2018	2017

NET ASSET VALUE, beginning of year	$20.16	$23.28	$20.80	$22.23	$20.36

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)	(0.05)	0.01	0.03	(0.02)	0.00
Net gain (loss) on securities both realized and unrealized	6.28	(3.10)	2.48	(0.42)	2.21

Total from investment operations	6.23	(3.09)	2.51	(0.44)	2.21

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distribution of capital gains	(1.29)	0.00	0.00	(0.93)	(0.34)
Distribution of ordinary income	(0.01)	(0.03)	(0.03)	(0.06)	0.00
Total stock dividend distributions	(1.30)	(0.03)	(0.03)	(0.99)	(0.34)

NET ASSET VALUE, end of year	$25.09	$20.16	$23.28	$20.80	$22.23

NET ASSETS*, end of year	$2,457,931	$1,844,090	$2,084,120	$1,851,110	$1,952,720

*Rounded

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)
FINANCIAL HIGHLIGHTS (RATIOS AND SUPPLEMENTAL DATA)
FOR THE YEARS ENDED OCTOBER 31, 2021, 2020, 2019, 2018 AND 2017

	October	October	October	October	October
	2021	2020	2019	2018	2017
RATIO OF EXPENSES
TO AVERAGE NET ASSETS*	1.52%	1.54%	1.53%	1.61%	1.37%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS*	(0.22)%	0.03%	0.12%	(0.08)%	0.00%

PORTFOLIO TURNOVER RATE*	0.00%	5.61%	0.01%	2.32%	2.87%

TOTAL RETURN	31.73%	(13.30)%	12.11%	(2.15)%	10.89%

* Per share amounts calculated using the average shares method

The accompanying notes are an integral part of these financial highlights.

18

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2021

NOTE A - SCOPE OF BUSINESS

The Greater Western New York Series (the “Series”) is a series within the Bullfinch Fund, Inc. (the “Fund”), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Greater Western New York Series, the Fund also offers the Unrestricted Series.

The investment objective of the Series is to seek capital appreciation through the investment in common stock of companies with an important economic presence in the Greater Western New York Region. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standard Codification 946, Financial Services – Investment Companies.

Fair Value Measurements – ASC 820-10 establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Equivalents- Cash consists of amounts deposited in a bank sweep account and is federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value. The treasury bill is valued based on the rates currently offered for treasury bills of similar maturities.

19

ASSETS AT FAIR VALUE AS OF:

	10/31/21
	LEVEL 1	LEVEL 2
COMMON STOCKS	$2,010,887	$-
CASH & EQUIVALENTS	$98,396	$-
TREASURY BILL	-	$349,955
TOTALS BY LEVEL	$2,109,283	$349,955

In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the SEC or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the Adviser. In performing its fair value pricing, the Adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the Adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

Series Allocations - Common expenses of the Fund are evenly split between the two series of the Fund unless the Board of Directors approves an alternative allocation of expenses based on management’s estimate.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The Series’ tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitation which is generally three years after the filing of the tax return.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The Series made a distribution of its ordinary income of $2,444 to its shareholders on December 27, 2019 in the form of stock dividends equal to 103.911 shares of stock. The Series made a distribution of its ordinary income of $662 to its shareholders on December 28, 2020 in the form of stock dividends equal to 29.561 shares of stock. The Series made a distribution of its long term capital gains of $118,270 to its shareholders on December 28, 2020 in the form of stock dividends equal to 5,279.914 shares of stock.

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Series may include a return of capital that is estimated by management. Such amounts are recorded as reduction of the cost of investments or reclassified to capital gains.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 22, 2021, the date of issuance of these financial statements.

20

NOTE C – INVESTMENTS

For the year ended October 31, 2021, the Series purchased $0 of common stock. During the same period, the Series purchased $349,966 in Treasury Bills. During the same period, the Series redeemed $69,419 of common stock. During the same period, the Series redeemed $312,000 in Treasury Bills.

At October 31, 2021, the gross unrealized appreciation for all securities totaled $1,241,786 and the gross unrealized depreciation for all securities totaled $72,542, or a net unrealized appreciation of $1,169,244. The aggregate cost of securities for federal income tax purposes at October 31, 2021 was $1,191,598.

NOTE D – RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund’s board of directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund’s board of directors, is responsible for the day-to-day management of the Fund’s portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first 1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund. Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the year ended October 31, 2021, the Fund paid investment adviser fees of $26,385.

As of October 31, 2021, the Fund had $2,324 included in liabilities, as owed to Carosa Stanton Asset Management, LLC.

As of October 31, 2021, three of the Series’ shareholders of record owned 50% of the outstanding shares. The Series may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Series in the same manner as a high volume of redemption requests. Significant shareholder purchases and redemptions may adversely impact the Series portfolio management and may cause the Series to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Series’ transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Series to perform differently than intended.

Certain officers of the Fund are also officers of Carosa Stanton Asset Management.

NOTE E – REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per quarter. They may be reimbursed for travel expenses.

NOTE F – COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund’s officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.

NOTE G - CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

	Shares	Amount

Balance at October 31, 2019	89,531.623	$1,218,088

Shares sold during 2020	1,821.802	35,255
Shares redeemed during 2020	0	0
Reinvestment of Distributions, December 27, 2019	103.911	2,444
Balance at October 31, 2020	91,457.336	$1,255,787

Shares sold during 2021	1,188.020	29,989
Shares redeemed during 2021	0	0
Reinvestment of Distributions, December 28, 2020	5,309.475	118,932
Balance at October 31, 2021	97,954.831	$1,404,708

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ADDITIONAL INFORMATION

EXPENSE TABLE

	Beginning Account Value	Ending Account Value	Annualized	Expenses Paid During
ACTUAL	5/1/21	10/31/21	Expense Ratio	Period+
Unrestricted Series	$1,000.00	$1,049.10	1.37%	$6.96
Greater Western New York Series	1,000.00	975.90	1.52%	$7.45
HYPOTHETICAL++
Unrestricted Series	1,000.00	1,025.00	1.37%	$6.88
Greater Western New York Series	1,000.00	1,025.00	1.52%	$7.63

+ Expenses are equal to each Series’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365.

++ Assumes annual return of 5% before expenses.

All mutual funds have operating expenses. As a shareholder of the Fund, you incur operating expenses including investment advisory fees, regulatory fees and other Fund expenses. Such expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund. The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Table is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2021 to October 31, 2021).

The Expense Table illustrates your Fund’s costs in two ways.

●	ACTUAL EXPENSES. This section helps you to estimate the actual expenses after fee waivers that would have been paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.

●	HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case - because the return used is not your Fund’s actual return – the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors of the Fund are set forth below. The Fund’s SAI includes additional information about the Fund’s Directors, and is available without charge, by calling (585) 624-3150 or 1-888-BULLFINCH. Each director may be contacted by writing to the director c/o Bullfinch Fund, Inc. 3909 Rush Mendon Road, Mendon, New York 14506.

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The directors and officers of the Fund are:

NAME, AGE ADDRESS	POSITON(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED IN FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN COMPLEX OVERSEEN BY DIRECTOR	OTHER DIR- RECTORSHIPS HELD BY DIRECTOR

INTERESTED PERSONS

Christopher Carosa, 61 2 Lantern Lane Honeoye Falls, New York 14472	President; Director; Chairman of Board; Chief Compliance Officer	Term of Office: N/A Length of Time Served: Since 1997	President, Founder Carosa Stanton Asset Management, LLC President, Director and Chairman of the Board, Bullfinch Fund, Inc.	2	N/A

Catarina L Carosa, 26 2 Lantern Lane Honeoye Falls NY 14472	Vice President	Term of Office: N/A Length of Time Served: Since 2019	Vice President & Research Associate Carosa Stanton Asset Management Vice President, Bullfinch Fund Inc. Senior Research Assistant, Butler Hospital Senior Research Assistant, Butler Hospital Research Assistant, Mt. Hope Family Center	2	N/A

Betsy Kay Carosa, 61 2 Lantern Lane Honeoye Falls, NY 14472	Corporate Secretary	Term of Office: N/A Length of Time Served: Since 1997	Office Manager Carosa Stanton Asset Management, LLC Corporate Secretary, Bullfinch Fund, Inc.	2	N/A

Peter S. Carosa, 24 2 Lantern Lane Honeoye Falls NY 14472	Director	Term of Office: N/A Length of Time Served: Since 2019	Design Engineer Bergmann	2	N/A

INDEPENDENT DIRECTORS

Patrick Borrelli, 53 8 Dixon Woods Honeoye Falls NY 14472	Director; Audit Committee	Term of Office: N/A Length of Time Served: Since 2020	Sr. Equipment Engineer Mosaic Micro Systems Manager Test & Integration L3Harris	2	N/A

Bryan D. Hickman, 76 6233 Bopple Hill Road Naples, NY 14512	Director; Audit Committee	Term of Office: N/A Length of Time Served: Since 2008	Co Founder, Vice Chairman E3 Rochester	2	N/A

Lois Irwin, 69 33 Oak Meadow Trail Pittsford, NY 14534	Director	Term of Office: N/A Length of Time Served: Since 2006	President ULTRAMOBILE IMAGING	2	N/A

William E.J. Martin, 61 4410 Woodlawn Ave. N Seattle, WA 98103	Director	Term of Office: N/A Length of Time Served: Since 1997	Managing Member, Chipman & Martin, LLC	2	N/A

William Merman, 38 304 Bedford Ave Buffalo, NY 14216	Director	Term of Office: 2 Year Length of Time Served: Since 2019	Business Development Manager KYKLO Business Development Manager Alleyoop	2	N/A

Michael W. Reynolds, 61 203 Randwood Drive Getzville, NY 14068	Director	Term of Office: N/A Length of Time Served: Since 2000	Marketing Consultant Sole Proprietor	2	N/A

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PROXY VOTING GUIDELINES

Carosa Stanton Asset Management, LLC, the Fund’s Investment Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility and the voting record during the most recent 12 month period ending June 30th is available without charge, upon request, by calling (585) 624-3150 or 1-888-BULLFINCH. The Fund’s Forms N-PX is available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-PX may also be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DISCLOSURE REGARDING THE BOARD OF BOARD’S APPROVAL OF THE INVESTMENT ADVISORY CONTRACT

At the Board’s Annual Meeting, the Independent Board of the Board met separately to discuss the Adviser and reported the conclusions to the Board. In determining whether to renew the Management and Investment Advisory Agreements between the Fund and Carosa Stanton Asset Management, LLC, (the Adviser), the Board of Board requested, and the Adviser provided information relevant to the Board’s consideration. Among the factors the Board considered were:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISER

The Board reviewed the nature, quality and scope of current and anticipated services provided by the Investment Adviser under the Advisory Agreement. The Board also analyzed the Investment Adviser’s experience and the capabilities of the Investment Adviser’s portfolio manager. For example, the Board reviewed and discussed the Investment Advisor’s Form ADV and internal compliance policies, as well as the experience of the Investment Adviser as investment adviser or sub-adviser to other investment portfolios. In addition to the above considerations, the Board reviewed and considered a description of the Investment Adviser’s portfolio and brokerage transactions. Based on this review, the Board concluded that the range and quality of services to be provided by the Investment Adviser to the Fund were appropriate and continued to support its original selection of the Investment Adviser.

INVESTMENT PERFORMANCE

The Board considered the Adviser’s investment performance during its tenure managing this Fund. The Trustees considered year-to-date performance along with annual performances for 1, 5, and 10 year(s) as well as performance since inception. Greatest emphasis is placed on the long-term investment performances. As of 12/31/20 the Investment Adviser has outperformed the benchmarks in all periods. The Board tried to compare this Fund’s performance to similar funds such as funds classified by Lipper as Multi-Cap Value whenever this information was attainable without charge to the Fund. Based on this review, the Board concluded that the current and historical performance of the Fund, as managed by the Investment Adviser, was satisfactory.

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COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISER

The Board discussed the advisory fee along with the Fund’s other expenses as they relate to the Fund’s total expense rate. This expense ratio was compared to Investopedia which reported (April 20, 2021) average expense ratios for Large Cap (1.25%) and Small-Cap (1.40%). The Board noted the Fund was smaller than the average fund. Based on this review, the Board concluded that the expense level of the Fund, as managed by the Investment Advisor, was satisfactory.

The Board considered the level of profits that could be expected to accrue to the Investment Adviser from the fee payable under the Advisory Agreement. Based on this review, the Board concluded that the Fund’s advisery fee is competitive with those of comparable funds and that the Investment Adviser’s profit margin was reasonable.

ECONOMIES OF SCALE

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that the total operating expenses of the Fund regarding economies of scale may be realized as the Fund grows.

CONCLUSIONS

Based upon their review and consideration of these factors and other matters deemed relevant, the Board concluded that the terms of the Investment Management Agreements are fair and reasonable and the Board voted to renew the Agreements.

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